Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			BlackRock High Yield Portfolio


Security:			ARAMARK Holdings Corp. (CUSIP 038521AD2)


Date Purchased:			04/04/2011


Price Per Share:		99.00 USD


Shares Purchased
by the Portfolio *:		1,409,091


Total Principal Purchased
by the Portfolio *:		1,395,000 USD


% of Offering Purchased
by the Portfolio:		2.25%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			BlackRock High Yield Portfolio


Security:			Penn Virginia Corp. (CUSIP 707882AC0)


Date Purchased:			04/05/2011


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		585,000


Total Principal Purchased
by the Portfolio *:		585,000 USD


% of Offering Purchased
by the Portfolio:		2.00%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Morgan Stanley subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			BlackRock High Yield Portfolio


Security:			Alpha Natural Resources, Inc. (CUSIP 02076XAB8)


Date Purchased:			05/18/2011


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		2,955,000


Total Principal Purchased
by the Portfolio *:		2,955,000 USD


% of Offering Purchased
by the Portfolio:		2.125%


Broker:				Morgan Stanley


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Morgan Stanley subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			BlackRock High Yield Portfolio


Security:			Alpha Natural Resources, Inc. (CUSIP 02076XAC6)


Date Purchased:			05/18/2011


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		3,705,000


Total Principal Purchased
by the Portfolio *:		3,705,000 USD


% of Offering Purchased
by the Portfolio:		2.125%


Broker:				Morgan Stanley


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Morgan Stanley subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			BlackRock High Yield Portfolio


Security:			Arch Coal, Inc. (CUSIP 039380AF7)


Date Purchased:			06/08/2011


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		2,355,000


Total Principal Purchased
by the Portfolio *:		2,355,000 USD


% of Offering Purchased
by the Portfolio:		0.945%


Broker:				Morgan Stanley


Member:				PNC Capital Markets LLC


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Credit Suisse Securities (USA) LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			PPL Corp. (CUSIP 69351T106)


Date Purchased:			04/11/2011


Price Per Share:		25.30 USD


Shares Purchased
by the Portfolio *:		38,956


Total Principal Purchased
by the Portfolio *:		985,587 USD


Commission:			$0.759


Broker:				Credit Suisse Securities (USA) LLC


Member:				Goldman Sachs & Co.



Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
Deutsche Bank Securities subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			Morgan Stanley Mid Cap Portfolio


Security:			Renren, Inc. (CUSIP 759892102)


Date Purchased:			05/04/2011


Price Per Share:		14.00 USD


Shares Purchased
by the Portfolio *:		64,498


Total Principal Purchased
by the Portfolio *:		902,972 USD


Commission:			$0.84


Broker:				Deutsche Bank Securities


Member:				MOrgan Stanley




Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			Morgan Stanley Mid Cap Portfolio


Security:			LinkedIn, Corp. (CUSIP 53578A108)


Date Purchased:			05/18/2011


Price Per Share:		45.00 USD


Shares Purchased
by the Portfolio *:		29,915


Total Principal Purchased
by the Portfolio *:		1,346,175 USD


Commission:			$3.15


Broker:				JPMorgan Securities LLC


Member:				MOrgan Stanley


Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
Deutsche Bank Securities subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			Morgan Stanley Mid Cap Portfolio


Security:			Yandex N.V. (CUSIP N97284108)


Date Purchased:			05/24/2011


Price Per Share:		25.00 USD


Shares Purchased
by the Portfolio *:		77,236


Total Principal Purchased
by the Portfolio *:		1,930,900 USD


Commission:			$1.25


Broker:				Deutsche Bank Securities


Member:				MOrgan Stanley


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Credit Suisse Securities (USA) LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			BlackRock High Yield Portfolio


Security:			United Refining Co. (CUSIP 911358AJ8)


Date Purchased:			02/25/2011


Price Per Share:		96.44 USD


Shares Purchased
by the Portfolio *:		1,477,541


Total Principal Purchased
by the Portfolio *:		1,425,000 USD


% of Offering Purchased
by the Portfolio:		1.976%


Broker:				Credit suisse Securities (USA) LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			BlackRock High Yield Portfolio


Security:			JMC Steel Group, Inc. (CUSIP 47759YAA7)


Date Purchased:			03/04/2011


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		1,725,000


Total Principal Purchased
by the Portfolio *:		1,725,000 USD


% of Offering Purchased
by the Portfolio:		2.000%


Broker:				JPMorgan Securities, LLC


Member:				PNC Capital Markets LLC



Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Fifth Third Bancorp (CUSIP 316773100)


Date Purchased:			01/20/2011


Price Per Share:		14.00 USD


Shares Purchased
by the Portfolio *:		149,432


Total Principal Purchased
by the Portfolio *:		2,092,048 USD


Commission:			$0.42


Broker:				JPMorgan Securities LLC


Member:				JPMorgan Securities LLC



Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Bloomberg Tradebook LLC, JPMOrgan Securities LLC and Morgan Stanley subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/11 through 06/30/11


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Warner Chilcott plc (CUSIP G94368100)


Date Purchased:			03/11/2011


Price Per Share:		23.25 USD


Shares Purchased
by the Portfolio *:		118,866


Total Principal Purchased
by the Portfolio *:		2,763,635 USD


Commission:			$0.8137


Broker:				Bloomberg Tradebook LLC
				JPMorgan Securities LLC
				Morgan Stanley


Member:				Bloomberg Tradebook LLC
				JPMorgan Securities LLC
				Morgan Stanley